ASSIGNMENT AND ASSUMPTION OF
                         AGREEMENT OF PURCHASE AND SALE

     Reference is made to that certain Agreement of Purchase and Sale by and between WHCO II Real Estate Limited Partnership, a Delaware limited partnership ("Seller"), and Berkshire Income Realty - OP, L.P., a Delaware limited liability company, as purchaser (the "Assignor"), with an effective date of October 16, 2003 (the "Purchase Agreement") covering certain real property known as The Karrington Apartments, located in Coppell, Texas.

     WHEREAS, Section 12.1 of the Purchase Agreement provides that Assignor may assign its rights thereunder upon the terms and conditions more particularly set forth therein; and

     WHEREAS, Assignor wishes to make such an assignment of its rights to St. Marin/Karrington Limited Partnership, a Delaware limited partnership (the "Assignee").

     NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Assignor hereby assigns to Assignee all of Assignor's right, title and interest in and to the Purchase Agreement.

     2. Assignee hereby assumes from Assignor all of Assignor's right, title and interest in and to the Purchase Agreement.


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     Executed as of the ___ day of October, 2003.

                                      ASSIGNOR:

                                      BERKSHIRE INCOME REALTY - OP, L.P.,
                                      a Delaware limited partnership

                                      By:      Berkshire Income Realty, Inc.,
                                               a Maryland corporation,
                                               its general partner

                                               By: /s/ David C. Quade
                                      Name:     David C. Quade
                                      Title:    President

                                      ASSIGNEE:

                                      ST. MARIN/KARRINGTON
                                      LIMITED PARTNERSHIP, a
                                      Delaware limited
                                      partnership

                                      By:      SM Karrington, L.L.C., a Delaware
                                               limited liability company, its
                                               general partner

                                               By: /s/ David C. Quade
                                      Name:     David C. Quade
                                      Title:    President